ASPIRO Phase 1/2 Gene Therapy Trial in X-Linked Myotubular Myopathy (XLMTM): Preliminary Safety and Efficacy Findings Exhibit 99.1

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X-Linked Myotubular Myopathy (XLMTM)

Monogenic disease caused by mutations in the *MTM1* gene


MTM1 gene
MTM1 gene produces myotubularin protein[1]
1
Myotubularin dephosphorylates critical second messenger proteins
2
SR
3

Myotubularin required for correct

- Muscle growth and differentiation[2,3]
- Cellular organization and structure[2,3,4]
- Cellular function[2,4,5]


scale bar =40 µm

Muscle biopsy from 2-month old boy with XLMTM[6] shows

- Abnormal fiber size variation
- Central nucleation (inset)
- Muscle fiber atrophy

1. Raess MA, et al. Adv Biol Regul 2017;63:49–58
2. Buj-Bello A, et al. PNAS 2002;99:15060–5
3. Di Paolo G, et al. Nature 2006;443:651–7
4. Hnia K, et al. J Clin Invest 2011;121:70–85
5. Amoasii L, et al. J Cell Sci 2013;126(Pt 8):1806–19
6. Lawlor M, et al. J Neuropathol Exp Neurol 2016;75(5):479

H&E, hematoxylin and eosin; SR, sarcoplasmic reticulum

3

X-Linked Myotubular Myopathy (XLMTM)

A fatal disease with no treatment options

Serious, life-threatening rare disease

- Significant impairment of respiratory and neuromuscular function[1,2]
- Incidence ranges from ~1 in 40-50K newborn males[1,2,3]
- Estimated 50% mortality by 18 months[1]; 10-year survival of ~75% thereafter[3]

Significant clinical disease burden

- Of those surviving past infancy:
  - >80% require ventilator support
  - Majority have feeding tubes
  - Motor milestones are substantially delayed
  - High rates of healthcare utilization, hospitalization, and surgical intervention[1]



Target for AAV gene transfer therapy

- AAV8 effectively penetrates skeletal muscle[4]
- Muscle tissue is otherwise reasonably healthy and exhibits no dystrophic or inflammatory change[5]

1. Beggs AH, et al. Muscle Nerve 2018;57:550–60
2. Jungbluth H, et al. Orphanet J Rare Dis. 2008;3:26
3. Vandersmissen I, et al. Neuromuscul Disord 2018;28:766–77
4. Mack DL, et al. Mol Ther 2017;25:839–54
5. Hnia K, et al. J Clin Invest 2011;121:70–85

4

ASPIRO Phase 1/2 Clinical Study of AT132 (rAAV8-Des-hMTM1) Open-label, ascending-dose, safety and preliminary efficacy study Updated as of September 26, 2018 Inclusion criteria Subject is male <5 years old, or enrolled in INCEPTUS Genetically confirmed XLMTM Requires ventilator support Key efficacy assessments Neuromuscular CHOP INTEND Developmental milestones Respiratory Maximal inspiratory pressure (MIP) Ventilator use Muscle biopsy Vector copy number Protein expression Histology Enrollment Pt # Baseline age (years) Cohort 1 1 ´ 1014 vg/kg 1 0.8 2 4.1 3 2.6 4a 4.0 5 1.0 6 0.8 7 0.8 Cohort 2 3 ´ 1014 vg/kg 8 1.2 aUntreated control AT132 administration Weeks 9–16 taper Wk 12 Wk 11 Wk 10 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 8 Wk 9 Wk 7 Assessments Neuromuscular Respiratory Developmental milestones Muscle biopsy INCEPTUS Subjects Wk 13 Wk 14 Weeks 1 – 8 Prednisolone 1mg/kg/day BL Wk 15 6 mo 12 mo Wk 16 9 mo

Safety and Tolerability

AT132 Cumulative Safety and Tolerability Profile No tolerability issues and no treatment-related SAEs since last update in August 2018 Extended steroid coverage in Cohort 1 expansion potentially associated with fewer AEs aUntreated control; b34 non-treatment related, non-serious AEs Cohort 1: 1 x 1014 vg/kg; Cohort 2: 3 x 1014 vg/kg Interim data as of September 20, 2018 Serious adverse events Non-serious adverse events Possibly / probably treatment-related Non-treatment related Possibly / probably-treatment related Cohort 1 Core Pt 1 0 0 Hyperbilirubinemia, Wk 4; Ultrasound liver abnormal, Wk 13; Proteinuria, Wk 14; Hepatic function abnormal, Wk 20 Pt 2 0 0 CK increased, Wk 6; Transaminases increased, Wk 6; GGT increased, Wk 7; Hepatic function abnormal, Wk 7; Hyperbilirubinemia, Wk 8 Pt 3 Troponin I increased, Wk 7; CK increased, Wk 7; Myocarditis, Wk 7; Atrial tachycardia, Wk 21 Pneumonia, Wk 2 Pyrexia, Wk 19 Pt 4a 0 Gastroenteritis norovirus, Wk 10 Expansion Pt 5 0 0 CK increased, Wk 9, 14, 22 Pt 6 0 Pneumonia parainfluenzae viral, Wk 9 Pt 7 0 0 Diarrhea, Wk 5; CK increased, Wk 15 Cohort 2 Pt 8 0 0 Vomiting, Wk 1 Total 4 3 16b

Neuromuscular Function CHOP INTEND and Developmental Milestones

CHOP INTEND score Cohort #: Patient # Baseline score in ASPIRO Most recent score Change from baseline, score (%) 29 56 (Wk 48) +27 (+93%) 45 64 (Wk 48) +19 (+42%) 34 34 (Wk 36) 0 (0%)* 36 53 (Wk 24) +17 (+47%) 39 52 (Wk 16) +13 (+33%) 43 53 (Wk 16) +10 (+23%) 49 47 (Wk 36) -2 (-4%) 36 55 (Wk 4) +19 (+53%) Significant Improvements in Neuromuscular Function All treated patients show rapid and clinically meaningful increases in CHOP INTEND scores Cohort 1: 1 x 1014 vg/kg; Cohort 2: 3 x 1014 vg/kg Ctrl, untreated control (Cohort 1) Interim data as of September 26, 2018 Maximum score = 64 points (typically reached by healthy infants around 3 to 6 months of age) * Limited by halo traction device for treatment of pre-existing scoliosis

Motor Milestones

Achieved and maintained multiple motor developmental milestones

Achievement of developmental milestones (+) in Cohort 1[a]									Cohort 1 Expansion[a]						Cohort 2[b]	
First-year developmental milestones in healthy children	Patient 1 (0.8 y)[c]		Patient 2 (4.1 y)[c]		Patient 3 (2.6 y)[c]		Pt 4 (Ctrl; 4.0 y)[c]		Patient 5 (1.0 y)[c]		Patient 6 (0.8 y)[c]		Patient 7 (0.8 y)[c]		Patient 8 (1.2 y)[c]	
	BL	W48	BL	W36	BL	W24	BL	W24	BL	W24	BL	W16	BL	W16	BL	W4
Rolling over	−	+	−	+	−	−	−	−	−	+	−	−	−	−	−	−
Head control	−	+	−	+	−	−	+	+	−	+	−	+	−	+	−	+
Sitting unassisted >5sec	−	+	−	+	−	+	+	+	−	+	−	+	−	+	−	+

Additional observations: Clinical Global Impression & Bayley Scales of Infant and Toddler Development III	Patient 1	Patient 2	Patient 3	Pt 4	Patient 5	Patient 6	Patient 7	Patient 8
Extends arms	✓	✓	d					
Pulls up to sit	✓	✓						
Grasps foot with hands	✓	✓			✓	✓	✓	✓
Rotates trunk while seated	✓	✓			✓	✓		
Makes stepping movements	✓	✓						
Standing with support	✓	✓	✓					
Oral feeding	✓	✓				✓		
Scooting & crawling	✓	✓						

[a]Cohort 1: 1 x 10^{14} vg/kg; [b]Cohort 2: 3 x 10^{14} vg/kg; [c]Age at ASPIRO baseline;
[d]Limited by halo traction device for treatment of pre-existing scoliosis
BL, ASPIRO baseline; W, week

10

Interim data as of September 26, 2018

Respiratory Function Maximal Inspiratory Pressure and Ventilator Dependence

Maximum inspiratory pressure (cmH2O) Cohort #: Patient # Baseline MIP in ASPIRO Most recent MIP Change from baseline 33 89 (Wk 24)* +170% 44 112 (Wk 48) +155% 26 70 (Wk 24) +170% 14 78 (Wk 24) +457% 35 87 (Wk 12) +149% 29 68 (Wk 12) +134% 58 46 (Wk 24) -21% 31 67 (Wk 4) +116% Significant Improvements in Respiratory Function All treated patients show clinically meaningful increases in MIP MIP 80 cmH2O: Estimated lower limit of normal in healthy children less than 5 years of age Weeks after ASPIRO baseline (BL) * Unable to collect at Week 48 due to lack of cooperation by the patient Interim data as of September 26, 2018 Cohort 1: 1 x 1014 vg/kg; Cohort 2: 3 x 1014 vg/kg MIP, maximal inspiratory pressure

Ventilator status Cohort #: Patient # Status at baseline (h/day) Most recent status Change from baseline BiPAP (12h) 0 (Wk 48) -100% Inv (22h) 6 (Wk 48) -73% Inv (24h) 0 (Wk 40) -100% Inv (24h) 12 (Wk 24) -50% Inv (24h) 0 (Wk 20) -100% Inv (23.5h) 10 (Wk 20) -57% BiPAP (12h) 12 (Wk 36) 0% Inv (22.5h) 23.3 (Wk 4) +4% Significant Reductions in Ventilator Use in All Patients by Week 24 Ventilator independence achieved by 3 patients 0 hours = Ventilator independence Weeks after ASPIRO baseline (BL) Interim data as of September 26, 2018 Cohort 1: 1 x 1014 vg/kg; Cohort 2: 3 x 1014 vg/kg BiPAP, bilevel positive airway pressure; Ctrl, untreated control (Cohort 1); Inv, invasive

Muscle Biopsy

Muscle Biopsy: Vector Copy Number and Myotubularin Expression

Robust tissue transduction and myotubularin expression at 1×10^{14} vg/kg


250
130
100
70
55
WT
Baseline
Week 24
WT
Baseline
Week 24
WT
Baseline
Week 24
WT
Baseline
Week 24

Patient 1	Patient 2	Patient 3	Patient 5
■ Vector copy number: 6.2 per dg ■ MTM1 expression vs. WT: ~120%*	■ Vector copy number: 7.1 per dg ■ MTM1 expression vs. WT: ~250%*	■ Vector copy number: 2.7 per dg ■ MTM1 expression vs. WT: ~80%*	■ Vector copy number: 2.2 per dg ■ MTM1 expression vs. WT: ~52%*

Cohort 1: AT132 1×10^{14} vg/kg
dg, diploid genome; WT, wild type

*The standard is currently being titrated and the linear range of the assay extended. Protein expression numbers may change in future presentations

15

Interim data as of September 20, 2018

Cohort 1: 1 x 1014 vg/kg H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide Histological Improvements Week 24 biopsies show significantly improved organelle and nuclear localization Patient 2 Normal 4 Year Old Baseline Week 24 H&E NADH

Patient 2 Baseline Week 24 H&E NADH Patient 3 Baseline Week 24 H&E NADH Patient 1 Baseline Week 24 H&E NADH Patient 5 Baseline Week 24 H&E NADH Structural improvements were consistent at week 24 for all treated patients Histological Improvements Cohort 1: 1 x 1014 vg/kg H&E, hematoxylin and eosin; NADH, nicotinamide adenine dinucleotide

Patient Videos Please: No photographic or video recordings of patient videos

ASPIRO Key Findings and Program Next Steps DMC, data monitoring committee AT132 has been well tolerated and has shown a manageable safety profile to date at doses up to 3 ´ 1014 vg/kg Rapid and significant improvements in neuromuscular and respiratory function Clinically meaningful improvements in CHOP INTEND scores and MIP in all treated patients Significant reductions in ventilator use in all patients by Week 24 in Cohort 1 and 3 patients reached ventilator independence Improvement continues through 48 weeks post study drug administration Muscle biopsy results consistent with marked functional improvements Transduction: unprecedented vector copy number in target tissue Expression: robust protein expression as evidenced by Western blots Histopathology: significant improvements in myofiber size, nuclear peripheralization, and organelle localization Assessed Cohort 2 sentinel patient data with DMC and rest of Cohort 2 expected to be enrolled imminently

ASPIRO Phase 1/2 Gene Therapy Trial in X-Linked Myotubular Myopathy (XLMTM): Preliminary Safety and Efficacy Findings